UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2019

Momenta Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50797	04-3561634
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

301 Binney Street, Cambridge, MA	02142
(Address of Principal Executive Offices)	(Zip Code)

(617) 491-9700

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	MNTA	The Nasdaq Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01. Entry into a Material Definitive Agreement.

On July 31, 2019, Momenta Pharmaceuticals, Inc. (the “Company”) entered into a Seventh Amendment To and Partial Termination of Lease Agreement (“Seventh Amendment”) with BMR-Rogers Street LLC (“Landlord”), which amends the lease dated February 5, 2013 by and between the Company and Landlord (“Lease”), pursuant to which the Company leased approximately 104,678 square feet of office and laboratory space located in the basement and first and second floors (the “Existing Premises”) of 320 Bent Street, Cambridge, Massachusetts (the “Bent Building”).

The Seventh Amendment provides for the partial termination of the Company’s lease obligations as tenant with respect to a portion of the Existing Premises under the Lease, constituting approximately 89,218 square feet (the “Surrendered Premises”), effective July 31, 2019. The Company has agreed to pay a termination fee with respect to the Surrender Premises of approximately $3 million.

The Company has agreed to continue to lease approximately 15,460 square feet of the Existing Premises (the “Remaining Premises”).  The Seventh Amendment provides that base rent for the Remaining Premises will be $84.00 per square foot during the first partial lease year, beginning on July 31, 2019 and ending on August 31, 2019, and will increase to $94.00 per square foot for the second lease year and by approximately 2.8% for each lease year thereafter.

The foregoing description of the Seventh Amendment does not purport to be complete, and is qualified in its entirety by reference to the full text of the Seventh Amendment, which is attached to this Form 8-K as Exhibit 10.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 10.1	Seventh Amendment To and Partial Termination of Lease Agreement, dated July 31, 2019, by and between Momenta Pharmaceuticals, Inc. and BMR-Rogers Street LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOMENTA PHARMACEUTICALS, INC.

Date: August 2, 2019	By:	/s/ Michelle Robertson
Michelle Robertson
Senior Vice President and Chief Financial Officer
(Principal Financial Officer)